UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

______________________________

Date of Report
(Date of earliest
event reported):	May 15, 2015

Journal Media Group, Inc
(Exact name of registrant as specified in its charter)

Wisconsin	001-36879	47-1939596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

     On May 15 2015, Journal Media Group, Inc. issued a press release announcing financial results for its first quarter ended March 31, 2015.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits. The following exhibit is being furnished herewith:

(99) Press Release of Journal Media Group, Inc. dated as of May 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL MEDIA GROUP, INC.

Date:	May 15, 2015	By:	/s/ Jason R. Graham
Jason R. Graham
Senior Vice President, Chief Financial Officer
and Treasurer

JOURNAL MEDIA GROUP, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated May 15, 2015

Exhibit No.

(99)	Press Release of Journal Media Group, Inc. dated as of May 15, 2015.

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